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                                                    EXHIBIT 23.6


                    INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Eagle Supply Group, Inc. on Form S-1 of our reports dated August 20, 1997, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.


WATERS, MURRAY & ASSOCIATES


/s/ WATERS, MURRAY & ASSOCIATES
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April 30, 1998